                                                                    Exhibit 4(i)
--------------------------------------------------------------------------------

                       INCORPORATED UNDER THE LAWS OF THE
                               STATE OF MINNESOTA


 NUMBER                                                                  SHARES
SPECIMEN                                                                SPECIMEN

                           DAYTON HUDSON CORPORATION
                    SERIES __ [CUMULATIVE] PREFERRED STOCK
                            $.01 PAR VALUE PER SHARE

      This Certifies that     SPECIMEN                          is the owner and
                             ----------------------------------
     registered holder of     SPECIMEN                                 Shares of
                             -----------------------------------------

Series __ [Cumulative] Preferred Stock, $.01 par value per share, of Dayton Hudson Corporation, subject to the terms and conditions printed on the back of this certificate and made a part hereof transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

          IN WITNESS WHEREOF, the said corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation this _________ day of ________________, 19_______.



COUNTERSIGNED AND REGISTERED:                             President
  FIRST CHICAGO TRUST COMPANY
    OF NEW YORK

  TRANSFER AGENT AND REGISTRAR                            Secretary

  BY

                                     SEAL

  AUTHORIZED SIGNATURE

--------------------------------------------------------------------------------

                           DAYTON HUDSON CORPORATION

     THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

                             _____________________

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -as tenants in common                 UNIF GIFT MIN ACT -             Custodian
                                                                        __________________________________
                                                                         (Cust)                 (Minor)
     TEN ENT  -as tenants by the entireties                              Under Uniform Gifts to Minors Act

     JT TEN   -as joint tenants with right
               of survivorship and not as                              ____________________________________
               tenants in common                                                      (State)

                      Additional abbreviations may also be used though not in the above list.

          For value received, _____________________________________________
hereby sell(s), assign(s) and transfer(s) unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------
|                                      |
|______________________________________|________________________________________


________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:______________________________      ______________________________________
                                          NOTICE: The signature to this
                                          assignment must correspond with the
                                          name as written upon the face of this
                                          Certificate in every particular,
                                          without alteration or enlargement or
                                          any change whatever.